UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Phoenix Drive, Suite 125

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Peter Donato has today submitted his resignation from employment as Executive Vice President and Chief Financial Officer of Zomedica Corp. and its wholly owned subsidiary, Zomedica Inc. (collectively, the “Company”) effective as of August 15, 2024.

A third party search is being conducted for Mr. Donato’s replacement as chief financial officer. In the interim, Mr. Michael Zuehlke, Vice President of Finance and Corporate Controller of Zomedica Inc. will assume operational responsibility for accounting and finance matters.

Mr. Donato also entered into a Consulting Agreement with Zomedica Inc. with an effective date of August 16, 2024 to provide support and transition services for a period of three years. Under the Consulting Agreement, for the first three months, Mr. Donato will be paid 25% of his base salary for up to 10 hours per week, and thereafter, will be available on an hourly basis.

In connection with his resignation, Mr. Donato entered into a separation and release agreement (the “Separation Agreement”) with Zomedica Inc. Under the terms of the Separation Agreement, Mr. Donato is entitled to receive reimbursement for the balance of current and remaining expenses in connection with his employment in the Ann Arbor location. The Separation Agreement contains a release of claims, as well as an acknowledgment of Mr. Donato’s existing confidentiality, non-disparagement and non-solicitation obligations with the Company (as modified by the Separation Agreement).

The foregoing descriptions of the Consulting and Separation Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Consulting Agreement and Separation Agreement, a copy of which is filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	10.1	Consulting Agreement, dated August 14, 2024, between Zomedica Inc. and Peter Donato
	10.2	Separation Agreement, dated August 14, 2024, between Zomedica Inc. and Peter Donato
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: August 14, 2024	By:	/s/ Karen DeHaan-Fullerton
	Name:	Karen DeHaan-Fullerton
	Title:	General Counsel

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EXHIBIT INDEX

(d)	Exhibit No.	Description

	10.1	Consulting Agreement, dated August 14, 2024, between Zomedica Inc. and Peter Donato
	10.2	Separation Agreement, dated August 14, 2024, between Zomedica Inc. and Peter Donato
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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